UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 5, 2006

Hubbell Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Connecticut	1-2958	06-0397030
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

584 Derby Milford Road, Orange, Connecticut		06477
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	203 799 4100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 5, 2006, the Board of Directors of Hubbell Incorporated elected Anthony J. Guzzi, 42, as a Director of the Company and a member of the Audit Committee. Mr. Guzzi is currently President and Chief Operating Officer of EMCOR Group, Inc. in Norwalk, Connecticut. Prior to joining EMCOR, Mr. Guzzi worked for the Carrier Corporation, a United Technologies Company, from 1997 to 2004, where he rose through a number of positions of increasing responsibility to President, North America Distribution and Services. He holds a B.S. in Civil Engineering and Economics from the U.S. Military Academy at West Point and an MBA from the Harvard Business School.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hubbell Incorporated

December 5, 2006	By:	Richard W. Davies

Name: Richard W. Davies
Title: Vice President, General Counsel and Secretary